UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 12, 2013

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01       Other Events.

On December 12, 2013, 1st Constitution Bancorp (the “Company”) issued a press release announcing that it has received approval from the State of New Jersey, Department of Banking and Insurance, and the Federal Deposit Insurance Corporation of the proposed merger with Rumson-Fair Haven Bank and Trust Company (“RFHB”).

A copy of the press release issued by the Company is filed as Exhibit 99 hereto and is incorporated by reference in this Item 8.01.

Additional Information and Where to Find it

In connection with the proposed Merger, the Company intends to file a registration statement which will include a proxy statement/prospectus with the Securities and Exchange Commission (the “Commission”).  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by the Company with the Commission at the Commission’s website at www.sec.gov.  Copies of these documents may also be obtained from the Company (when available) by directing a request to Joseph M. Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of RFHB.  However, the Company, RFHB, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from RFHB’s shareholders in respect of the proposed transaction.  Information regarding the directors and executive officers of the Company may be found in its definitive proxy statement relating to its 2013 Annual Meeting of Shareholders, which was filed with the Commission on April 11, 2013 and can be obtained free of charge from the Commission’s website at www.sec.gov or from the Company by directing a request to Joseph M. Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.  Information regarding the directors and executive officers of RFHB may be found in its proxy statement relating to its 2013 Annual Meeting of Shareholders, which can be obtained free of charge from Gayle Hoffman, Senior Vice President and Chief Financial Officer, Rumson-Fair Haven Bank & Trust Company, at 20 Bingham Avenue, Rumson, New Jersey 07760, telephone (732) 933-4445.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Title

99	Press Release of 1st Constitution Bancorp, dated December 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: December 12, 2013	By:	/s/ JOSEPH M. REARDON
Name: Joseph M. Reardon
Title: Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

99	Press Release of 1st Constitution Bancorp, dated December 12, 2013